EXHIBIT 10..2.1

Execution Version

AMENDMENT TO CLASS A SHAREHOLDERS AGREEMENT

This  Amendment  to  Class  A Shareholders  Agreement  (this "Amendment") entered into as of December 30, 2016, by and among Haverty Furniture Companies, Inc., a Maryland corporation (the "Company") and the holders of Class A Common Stock, par value $1.00 per share (the "Class A Stock"), of the Company set forth on the signature page hereto (collectively, the "Shareholders," and individually, a "Shareholder"; the Shareholders and the Company, together, the "Parties") and amends that certain Class A Shareholders Agreement, dated as of June 5, 2012, by and among the Parties (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Agreement'').
RECITALS:

WHEREAS, following the conversion of all of the shares of Class A Stock held by The Estate of Frank S. McGaughey, III (successor to Frank S. McGaughey, III) (the "Estate"), the Estate no longer holds any Class A Stock;
WHEREAS, following the conversion of all of the shares of Class A Stock held by Ridge Partners, LP. (the "Partnership") the Partnership no longer holds any Class A Stock;
WHEREAS, Richard N. McGaughey ("R. McGaughey") no longer holds Class A Stock;
and

WHEREAS, the Parties wish to amend the Agreement   to remove the Estate, the
Partnership and R. McGaughey (the "Removed Parties") as parties to the Agreement and to update Annex I to the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and the mutual benefits to be derived hereunder and thereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby affirm and agree to the following:

1.
Amendment. The Parties hereby amend the Agreement to remove the Removed Parties as parties to the Agreement, and the Removed Parties shall have no further rights or obligations with respect to the Agreement following the date of this Amendment. Further, the Parties hereby amend and restate Annex I to the Agreement in its entirety to read as set forth on Annex I attached to this Amendment. Except as herein expressly amended, the Agreement shall remain in full force and effect in accordance with its terms.

2.	Miscellaneous.

a.   Further Assurances. Each Party hereto agrees to perform any further acts and to execute and deliver any further documents and instruments as may be reasonably necessary or desirable to implement and/or accomplish the provisions of this Amendment and the transactions contemplated herein.

b.  Successors and Assigns.  This Amendment shall be binding upon and inure to  the benefit of the Parties and their respective successors and assigns. This Amendment is solely for the benefit of the Parties, and no other person or entity is entitled to rely upon or benefit from this Amendment or any term hereof.

c.  Governing   Law.   This   Amendment   shall   be   governed   by   and   construed in accordance with the laws of the State of Maryland (without giving effect to its conflicts of law principles).

d.   Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original Amendment, but all of which, taken together, shall constitute one and the same Amendment. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

[Signature Page Follows]

COMPANY

HAVERTY FURNITURE COMPANIES, INC.

By:	/s/ Jenny H. Parker
Name:	Jenny H. Parker
Title:	Senior Vice President, Finance, Secretary and Treasurer

SHAREHOLDERS

H5, L.P.

By:	/s/ Rawson Haverty, Jr.
Name:	Rawson Haverty, Jr.
Its:	General Partner

VILLA CLARE PARTNERS, L.P.

By:	/s/ Clarence H. Smith
Name:	Clarence H. Smith
Its:	Managing Partner

RIDGE PARTNERS, L.P.

By:	/s/ Michael J. McGaughey
Name:	Michael J. McGaughey
Its:	General Partner

RAWSON HAVERTY, JR.

By:	/s/ Rawson Haverty, Jr.
Name:	Rawson Haverty, Jr.

CLARENCE H. SMITH

By:	/s/ Clarence H. Smith
Name:	Clarence H. Smith

THE ESTATE OF FRANK S. MCGAUGHEY, III

By:	/s/ Carolyn McGaughey
Name:	Carolyn McGaughey
Title:	Executrix

ANNEX I

Holders of Class A Stock - Shareholders

Name	Shares of Class A Stock

H5, L.P.	479,323

Villa Clare Partners, L.P.	603,497

Ridge Partners L.P.	0

Rawson Haverty, Jr.	82,331

Clarence H. Smith	87,036

Frank S. McGaughey, III	0

Richard McGaughey	0